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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 12, 2004

                               IBT Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Michigan
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                 (State or other jurisdiction of incorporation)

         O-18415                                         38-2830092
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(Commission File Number)                      (IRS Employer Identification No.)


200 East Broadway, Mount Pleasant, Michigan           48858
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  (Address of principal executive offices)          (Zip code)

                                 (989) 772-9471
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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FORM 8-K
IBT BANCORP, INC.


Section 5 - Corporate Governance and Management

Item 5.02 - Departure of Directors or Principal Officers, Election of Directors, Appointment of Principal Officers.

         On September 12, 2004, the Company's wholly-owned subsidiary, Isabella Bank and Trust, announced the retirement of Gerald D. Cassel from the Company's and Isabella Bank and Trust's respective Boards of Directors. The full text of the press release is attached as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are furnished herewith:

Exhibit No.       Description

  99.1 Press Release, dated September 12, 2004, announcing the retirement of Gerald D. Cassel

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, in the City of Mt. Pleasant, State of Michigan, on September 13, 2004.

                                    IBT Bancorp, Inc.
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                                    By: /s/Dennis P. Angner
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                                        Dennis P. Angner, President and
                                        Chief Executive Officer


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                                  EXHIBIT INDEX

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

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

 99.1             Isabella Bank and Trust press release dated September 12,
                  2004.

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